                                                                     EXHIBIT 4.1

                 AMENDMENT NO. 1 TO CERTAIN OPERATIVE AGREEMENTS

         THIS AMENDMENT NO. 1 TO CERTAIN OPERATIVE AGREEMENTS dated as of March 29, 2002 (this "Amendment") is by and among PROVINCE HEALTHCARE COMPANY, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties hereto from time to time as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement (hereinafter defined), individually, a "Guarantor" and collectively, the "Guarantors"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated in the Operative Agreements, but solely as the Owner Trustee under the PHC Real Estate Trust 1998-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a "Lender" and collectively, the "Lenders"); FIRST UNION NATIONAL BANK, a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as holders of certificates issued with respect to the PHC Real Estate Trust 1998-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in or pursuant to Appendix A to the Participation Agreement (as defined below).

                                   WITNESSETH

         WHEREAS, the parties to this Amendment are parties to that certain Amended and Restated Participation Agreement dated as of November 13, 2001 (as previously or hereinafter amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation Agreement") and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $47,000,000 lease facility (the "Facility") that has been established in favor of the Lessee;

         WHEREAS, the Lessee has requested certain modifications to the Participation Agreement and certain of the other Operative Agreements in connection with the Lessee's request to modify the Operative Agreements such that the Facility shall constitute a Capital Lease;

         WHEREAS, certain of the parties to this Amendment are parties to the Lessee Credit Agreement;

         WHEREAS, the Lessee has requested a modification of the definition of "Capital Expenditures" in Article I of the Lessee Credit Agreement;


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         WHEREAS, the parties to this Amendment have agreed to the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows (and with respect to Section 4, the parties agree for purposes of the Lessee Credit Agreement as if a separate amendment had been executed by the parties to the Lessee Credit Agreement regarding the subject matter of Section 4):

         1. Section 11.9 to the Participation Agreement is hereby deleted.

         2. In Appendix A to the Participation Agreement, the definition of "Maximum Residual Guarantee Amount" is hereby amended by deleting the reference therein to "eighty-five percent (85%)" and replacing such reference with "one hundred percent (100(degree)/x)".

         3. In Section 5.4 to the Agency Agreement, (a) the reference therein to "Sections 11.1 through 11.9" is hereby deleted and replaced with "Sections 11.1 through 11.8" and (b) the reference therein to "(i). 89.9%" is hereby deleted and replaced with "(i) 100%".

         4. In Article I to the Lessee Credit Agreement, the definition of "Capital Expenditures" is hereby deleted and replaced with the following (capitalized terms used in the following paragraph shall have the meanings set forth in or pursuant to the Lessee Credit Agreement):

         "Capital Expenditures" shall mean, for any measurement period, the aggregate amount (whether paid in cash or accrued as a liability) that would, in accordance with Generally Accepted Accounting Principles, be included on the consolidated statement of cash flows of the Borrower and its Subsidiaries for such period as additions to equipment, fixed assets, real property or improvements or other Capital Assets (including, without limitation, Capital Lease Obligations); provided, however, that Capital Expenditures shall not include (i) any such expenditures made in connection with a Permitted Acquisition (as described under the definition of Acquisition Amount), (ii) Capital Expenditures in the amounts budgeted for the fiscal quarters set forth on Schedule 1.1 hereto for the capital projects described on Schedule 1.1 hereto, (iii) Excluded Capital Expenditures; provided, that such Excluded Capital Expenditures are (A) expressly identified by the Borrower in such capital budget for exclusion from this definition of Capital Expenditures and
(B) approved for exclusion by the Required Lenders (such approval to be made on an annual basis as provided in Section 5.1(f)) and (iv) Capital Lease Obligations incurred due to the change in the accounting treatment of the End Loaded Lease Facility from an operating lease to a Capital Lease."

         5. For purposes of Section 28.1 of the Lease, the Majority Secured Parties and the Agent hereby consent and agree to the provisions of Section 4.

         6. This Amendment shall be effective upon satisfaction of the following conditions:


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            (a) (i) except with respect to Section 4, execution and delivery of this Amendment by the Lessee, the Guarantors, the Owner Trustee, the Agent and the Majority Secured Parties, (ii) with respect to Section 4, execution and delivery of this amendment by the Lessee and the Required Lenders (as such term is defined in Article I to the Lessee Credit Agreement) and (iii) execution and delivery of such other documents, agreements or instruments deemed necessary or advisable by the Agent; and

            (b) receipt by the Agent of an officer's certificate of the Lessee (in form and substance reasonably satisfactory to the Agent) certifying that no Default (other than a Credit Agreement Default), Event of Default (other than a Credit Agreement Event of Default), Default (as such term is defined in
Article I to the Lessee Credit Agreement) and Event of Default (as such term is defined in Article I to the Lessee Credit Agreement) shall have occurred and be continuing, certifying that the representations and warranties of the Lessee set forth in the Participation Agreement and in the Lessee Credit Agreement are true and correct (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officers of the Lessee and the Guarantors executing this Amendment.

         7. Except as modified hereby, all of the terms and provisions of the Operative Agreements and the Lessee Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

         8. The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         9. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.


                  [Remainder of Page Intentionally Left Blank]


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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

CONSTRUCTION AGENT                   PROVINCE HEALTHCARE COMPANY,
AND LESSEE:                          as the Construction Agent and as the Lessee


                                     By: /s/ Christopher T. Hannon
                                         -------------------------
                                     Name: Christopher T. Hannon
                                           ---------------------
                                     Title: Vice President/Assistant Treasurer
                                            ----------------------------------

GUARANTORS:                          BRIM HEALTHCARE, INC.
                                     BRIM HOSPITALS, INC.
                                     CARE HEALTH COMPANY, INC.
                                     MEXIA-PRINCIPAL, INC.
                                     PALESTINE-PRINCIPAL G.P., INC.
                                     PALESTINE-PRINCIPAL, INC.
                                     PHC-AVIATION, INC.
                                     PHC-BELLE GLADE, INC.
                                     PHC-CLEVELAND, INC.
                                     PHC-ELKO, INC.
                                     PHC-KNOX, INC.
                                     PHC-LAKE HAVASU, INC.
                                     PHC-NEVADA, INC.
                                     PHC-PALESTINE, INC.
                                     PHC-PENNSYLVANIA, INC.
                                     PHC-TENNESSEE, INC.
                                     PRHC-ENNIS G.P., INC.
                                     PRINCIPAL HOSPITAL COMPANY OF
                                     NEVADA, INC.
                                     PRINCIPAL-NEEDLES, INC.

                                     By: /s/ Christopher T. Hannon
                                         -------------------------
                                     Name: Christopher T. Hannon
                                           ---------------------
                                     Title: Vice President/Assistant Treasurer
                                            ----------------------------------

                                     PHC-DOCTORS' HOSPITAL, INC.
                                     PHC-EUNICE, INC.
                                     PHC-LAKEWOOD, INC.
                                     PHC-LOUISIANA, INC.
                                     PHC-MORGAN LAKE, INC.
                                     PHC-MINDEN G.P., INC.


                                     By: /s/ Christopher T. Hannon
                                         -------------------------
                                     Name: Christopher T. Hannon
                                           ---------------------

                                Title: Vice President/Treasurer
                                       ------------------------


                                MEXIA PRINCIPAL HEALTHCARE
                                LIMITED PARTNERSHIP

                                By: Mexia-Principal, Inc., its General Partner


                                By: /s/ Christopher T. Hannon
                                    -------------------------
                                Name: Christopher T. Hannon
                                      ---------------------
                                Title: Vice President/Assistant Treasurer
                                       ----------------------------------

                                PALESTINE PRINCIPAL HEALTHCARE
                                LIMITED PARTNERSHIP

                                By: Palestine-Principal G.P., Inc., its General Partner

                                By: /s/ Christopher T. Hannon
                                    -------------------------
                                Name: Christopher T. Hannon
                                      ---------------------
                                Title: Vice President/Assistant Treasurer
                                       ----------------------------------

                                PHC-ASHLAND, L.P.

                                By: PHC-Tennessee, Inc., its General Partner

                                By: /s/ Christopher T. Hannon
                                    -------------------------
                                Name: Christopher T. Hannon
                                      ---------------------
                                Title: Vice President/Assistant Treasurer
                                       ----------------------------------

                                PHC-MINDEN, L.P.

                                By: PHC-Minden G.P., Inc., its General Partner

                                By: /s/ Christopher T. Hannon
                                    -------------------------
                                Name: Christopher T. Hannon
                                      ---------------------
                                Title: Vice President/Treasurer
                                       ------------------------

                                PHC-MORGAN CITY, L.P.

                                By: PHC-Morgan Lake, Inc., its General Partner

                                By: /s/ Christopher T. Hannon
                                    -------------------------
                                Name: Christopher T. Hannon
                                      ---------------------

                                Title: Vice President/Treasurer
                                       ------------------------

                                PHC-OPELOUSAS, L.P.

                                By: PHC-Doctors' Hospital, Inc., its General
                                Partner

                                By: /s/ Christopher T. Hannon
                                    -------------------------
                                Name: Christopher T. Hannon
                                      ---------------------
                                Title: Vice President/Treasurer
                                       ------------------------

                                PRHC-ENNIS, L.P.

                                By: PRHC-Ennis G.P., Inc., its General Partner

                                By: /s/ Christopher T. Hannon
                                    -------------------------
                                Name: Christopher T. Hannon
                                      ---------------------
                                Title: Vice President/Assistant Treasurer
                                       ----------------------------------

                                PHC-CHARLESTON, LP

                                By: PHC-Indiana, Inc., its General Partner

                                By: /s/ Christopher T. Hannon
                                    -------------------------
                                Name: Christopher T. Hannon
                                      ---------------------
                                Title: Vice President/Treasurer
                                       ------------------------

                                PHC HOSPITALS, LLC

                                By: Province Healthcare Company, its sole Member

                                By: /s/ Christopher T. Hannon
                                    -------------------------
                                Name: Christopher T. Hannon
                                      ---------------------
                                Title: Vice President-Finance
                                       ----------------------

                                PHC-INDIANA, INC.

                                By: /s/ Christopher T. Hannon
                                    -------------------------
                                Name: Christopher T. Hannon
                                      ---------------------
                                Title: Vice President-Finance
                                       ----------------------



                                PHC-RIPLEY, LLC

                                By: PHC Hospitals, LLC, its sole Member

                                By: Province Healthcare Company, its sole Member

                                By: /s/ Christopher T. Hannon
                                    -------------------------
                                Name: Christopher T. Hannon
                                      ---------------------
                                Title: Vice President-Finance
                                       ----------------------

                                PRHC-ALABAMA, LLC

                                By: Province Healthcare Company, its sole Member

                                By: /s/ Christopher T. Hannon
                                    -------------------------
                                Name: Christopher T. Hannon
                                      ---------------------
                                Title: Vice President-Finance
                                       ----------------------

                                PRINCIPAL KNOX, L.L.C.

                                By: Principal Knox, L.P., its Member

                                By: PHC Knox, Inc., its General Partner

                                By: /s/ Christopher T. Hannon
                                    -------------------------
                                Name: Christopher T. Hannon
                                      ---------------------
                                Title: Vice President/Assistant Treasurer
                                       ----------------------------------

                                PRINCIPAL KNOX, L.P.

                                By: PHC-Knox, Inc., its General Partner

                                By: /s/ Christopher T. Hannon
                                    -------------------------
                                Name: Christopher T. Hannon
                                      ---------------------
                                Title: Vice President/Assistant Treasurer
                                       ----------------------------------

                                /s/ Robert L Harris
                                -------------------
                                Witness

                                /s/ Jennifer A. Nolan
                                ---------------------
                                Witness

                                PHC-WEST GROVE, L.P.

                                By: PHC-Pennsylvania, Inc., its general partner

                                By: /s/ Christopher T. Hannon
                                    -------------------------
                                Name: Christopher T. Hannon
                                      ---------------------
                                Title: Vice President/Assistant Treasurer
                                       ----------------------------------

                                       [Signature pages continued]

HOLDERS, LENDERS, AGENTS               FIRST UNION NATIONAL BANK
AND ARRANGERS:                         as a Holder, as a Lender and as the Agent


                                       By: /s/ Harry E. Ellis
                                           ------------------
                                       Name: Harry E. Ellis
                                             --------------
                                       Title: Managing Director
                                              -----------------
                                       [Signature pages continued]

                                       BANK OF AMERICA, N.A., as a Holder, as a
                                       Lender, as the Syndication Agent and as a Co-Lead Arranger

                                       By: /s/ Elizabeth L. Knox
                                           ---------------------
                                       Name: Elizabeth L. Knox
                                             -----------------
                                       Title: SVP
                                              ---
                                       [Signature pages continued]

OWNER TRUSTEE AND                      WELLS FARGO BANK NORTHWEST
LESSOR                                 NATIONAL ASSOCIATION, not
                                       individually, except as expressly
                                       stated herein, but solely as the
                                       Owner Trustee under the PHC Real
                                       Estate Trust 1998-1, as the Owner
                                       Trustee and as the Lessor

                                       By: /s/ Val T. Orton
                                           ----------------
                                       Name: Val T. Orton
                                             ------------
                                       Title: Vice President
                                              --------------

                                       [Signature pages continued]

                                       UBS AG, STAMFORD BRANCH, as a Holder
                                       and as a Lender

                                       By: /s/ Wilfred V. Saint
                                           --------------------
                                       Name: Wilfred V. Saint
                                             ----------------
                                       Title: Associate Director
                                              ------------------

                                       By: /s/ Anthony N. Joseph
                                           ---------------------
                                       Name: Anthony N. Joseph
                                             -----------------
                                       Title: Associate Director
                                              ------------------

                                      UBS WARBURG LLC, as a Co-Documentation
                                      Agent


                                      By: /s/ David A. Juge
                                          -----------------
                                      Name: David A. Juge
                                            -------------
                                      Title: Managing Director
                                             -----------------

                                      By: /s/ Oliver O. Trumbo
                                          --------------------
                                      Name: Oliver O. Trumbo
                                            ----------------
                                      Title: Director
                                             --------

                                      [Signature pages continued]

                                      MERRILL LYNCH CAPITAL CORPORATION, as a
                                      Holder, as a Lender and as a
                                      Co-Documentation Agent


                                      By: /s/ Michael E. O'Brien
                                          ----------------------
                                      Name: Michael E. O'Brien
                                            ------------------
                                      Title: Vice President
                                             --------------


                                      [Signature pages continued]

                                      NATIONAL CITY BANK OF KENTUCKY, as a
                                      Lender

                                      By: /s/ Roderic M. Brown
                                          --------------------
                                      Name: Roderic M. Brown
                                            ----------------
                                      Title: Senior Vice President
                                             ---------------------


                                      [Signature pages continued]

                                      U.S. BANK NATIONAL ASSOCIATION (f/k/a
                                      Firstar Bank, National Association),
                                      as a Holder and as a Lender

                                      By: /s/ S.W. Choppin
                                          ----------------
                                      Name: S.W. Choppin
                                            ------------
                                      Title: Senior Vice President
                                             ---------------------

                                      [Signature pages continued]

                                      BNP PARIBAS, as a Holder and as a Lender

                                      By: /s/ Brock Harris
                                          ----------------
                                      Name: Brock Harris
                                            ------------
                                      Title: Director
                                             --------

                                      By: /s/ Ro Toyoshima
                                          ----------------
                                      Name: Ro Toyoshima
                                            ------------
                                      Title: Vice President
                                             --------------


                                      [Signature pages continued]


                                      SUNTRUST BANK, as a Holder and as a Lender

                                      By: /s/ Brook Hubbard
                                          -----------------
                                      Name: Brook Hubbard
                                            -------------
                                      Title: Vice President
                                             --------------


                                      [Signature pages continued]



                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION, as a Lender

                                      By: __________________

                                      Name: ________________

                                      Title: _________________


                                      [Signature pages continued]


                                      AMSOUTH BANK, as a Holder and a Lender


                                      By: /s/ Allison H. Jones
                                          --------------------
                                      Name: Allison H. Jones
                                            ----------------
                                      Title: Vice President
                                             --------------

                                      [Signature pages continued]

                                      LASALLE BANK NATIONAL ASSOCIATION,
                                      as a Lender

                                      By: /s/ Sara Rusker
                                          ---------------
                                      Name: Sara Rusker
                                            -----------
                                      Title: Vice President
                                             --------------
                                      [Signature pages end]